EXHIBIT 99.1


PIVOTAL CORPORATION
Second Quarter
2001 Report
Six months ended
December 31, 2000



   [Pivotal Corporate logo with tagline "Accelerating Demand Chain Networks"]

                       [photo image of "soccer players"]


                               PIVOTAL CORPORATION


                      CONDENSED CONSOLIDATED BALANCE SHEETS
         (Expressed in United States dollars; all amounts in thousands)

                                                          December 31, 2000       June 30, 2000
                                                          -----------------       --------------
ASSETS                                                       (unaudited)

Current assets:
    Cash and cash equivalents                                $   6,744             $   4,734
    Short term investments                                      72,307                30,788
    Accounts receivable                                         24,670                16,764
    Prepaid expenses                                             3,121                 1,859
                                                          -----------------       --------------
          Total current assets                                 106,842                54,145

Property and equipment, net                                      8,595                 7,231
Goodwill, intangibles and other assets, net                     67,058                65,289
                                                          -----------------       --------------
Total assets                                                 $ 182,495             $ 126,665
                                                          =================       ==============

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
    Accounts payable and accrued liabilities                 $  22,100             $  16,877
    Deferred revenue                                            10,425                 8,971
                                                          -----------------       --------------
          Total current liabilities                             32,525                25,848
                                                          -----------------       --------------
Shareholders'  equity                                          149,970               100,817
                                                          -----------------       --------------
Total liabilities and shareholders'  equity                  $ 182,495             $ 126,665
                                                          =================       ==============

   [Pivotal Corporate logo with tagline Accelerating Demand Chain Networks"]

                                               PIVOTAL CORPORATION

                                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                 (Expressed in United States dollars; all amounts in thousands except per share data)
                                                   (Unaudited)


                                                           Three months ended             Six months ended
                                                               December 31,                 December 31,
                                                        -----------------------       -----------------------
                                                           2000          1999            2000          1999
                                                        --------      ---------       --------      ---------
Revenues:
     Licences                                           $ 16,346       $ 8,026        $ 30,114      $ 14,123
     Services and maintenance                              9,385         3,516          16,675         6,094
                                                        --------      ---------       --------      ---------
        Total revenues                                    25,731        11,542          46,789        20,217
                                                        --------      ---------       --------      ---------
Cost of revenues:
     Licenses                                                979           410           1,845           694
     Services and maintenance                              4,979         1,813           8,849         3,181
                                                        --------      ---------       --------      ---------
        Total cost of revenues                             5,958         2,223          10,694         3,875
                                                        --------      ---------       --------      ---------
Gross profit                                              19,773         9,319          36,095        16,342
                                                        --------      ---------       --------      ---------
Operating expenses :
     Sales and marketing                                  12,886         6,857          24,356        12,521
     Research and development                              4,509         2,125           8,426         3,694
     General and administrative                            2,100           968           3,876         1,675
     Amortization of goodwill and other
       acquired intangibles                                5,798            32          11,186            32
                                                        --------      ---------       --------      ---------
        Total operating expenses                          25,293         9,982          47,844        17,922
                                                        --------      ---------       --------      ---------
Loss from operations                                      (5,520)         (663)        (11,749)       (1,580)

Interest and other income                                    644           685             987         1,042
                                                        --------      ---------       --------      ---------
(Loss) income before income taxes                         (4,876)           22         (10,762)         (538)

Income tax expense                                           170           126             103           201
                                                        --------      ---------       --------      ---------
Net loss                                                $ (5,046)      $  (104)       $(10,865)     $   (739)

Loss per share :
      Basic and fully diluted                           $  (0.22)      $ (0.01)       $  (0.48)     $  (0.04)
      Pro forma basic and fully diluted                                                             $  (0.04)

 Weighted average number of shares used to
   calculate loss per share:
      Basic and fully diluted                             23,002        20,025          22,750        16,859
      Pro forma basic and fully diluted                                                               19,202


                               PIVOTAL CORPORATION

                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
         (Expressed in United States dollars; all amounts in thousands)
                                   (Unaudited)


                                                                                          Six months ended
                                                                                             December 31,
                                                                                 ---------------------------------
                                                                                    2000                   1999
                                                                                 ----------             ----------
Cash flows from operating activities:
   Net loss for the period                                                       $ (10,865)              $  (739)
   Adjustments to reconcile net loss to net cash
      provided by (used in) operating activities:
      Amortization of goodwill and other acquired intangibles                       11,186                    32
      Depreciation                                                                   2,050                   761
   Change in operating assets and liabilities:
      Accounts receivable                                                           (7,631)               (1,029)
      Prepaid expenses                                                              (1,191)               (1,234)
      Accounts payable and accrued liabilities                                       2,112                 2,993
      Deferred revenue                                                               1,023                   744
                                                                                 ----------             ----------
   Net cash provided by  (used in) operating activities                             (3,316)                1,528
                                                                                 ----------             ----------
Cash flows from investing activities
   Purchase of property and equipment                                               (2,979)               (2,664)
   Acquisitions (net of cash acquired)                                              (3,276)                 (654)
   Purchase of short term investments                                              (41,519)                    -
   Other assets                                                                       (465)                    -
                                                                                 ----------             ----------
   Net cash used in investing activities                                           (48,239)               (3,318)
                                                                                 ----------             ----------
Cash flows from financing activities
   Proceeds from issuance of common shares                                          53,565                43,184
                                                                                 ----------             ----------
   Net cash provided by financing activities                                        53,565                43,184
                                                                                 ----------             ----------
Net increase  in cash and cash equivalents                                           2,010                41,394

Cash and cash equivalents, beginning of period                                       4,734                 9,338
                                                                                 ----------             ----------
Cash and cash equivalents, end of period                                         $   6,744               $50,732
                                                                                 ==========             ==========


                   Notes to Consolidated Financial Statements


1. These condensed consolidated financial statements have been prepared in accordance with Canadian generally accepted accounting principles. Pivotal has separately prepared financial statements for the same periods in accordance with accounting principles generally accepted in the United States (US GAAP). The US GAAP financial statements are included in Pivotal's Quarterly Report on Form 10-Q for the quarter ended December 31, 2000.

2. Pro forma loss per share gives effect to the conversion of convertible preferred shares.

Forward-Looking Statements

This quarterly report contains forward-looking statements concerning known and unknown risks including Pivotal's continued growth of revenues, corporate expansion, expansion of our solution offerings and the anticipated benefits of relationships with a number of third parties. Actual results could differ materially from those anticipated in these statements based upon a number of factors including continued interest and growth in the Internet and electronic commerce and the market for Pivotal's solutions, the ability of our Pivotal to successfully acquire or incorporate new companies and continuously attract and retain talented personnel, the continued interest and the cooperation and performance of those third parties with whom Pivotal has business relationships and other factors as described in Pivotal's SEC filings. Pivotal undertakes no responsibility to update forward-looking statements if circumstances or management's projections, beliefs or opinions change.


(c) 2001 Pivotal Corporation. All rights reserved. Pivotal, Pivotal eRelationship, Pivotal ePower, Pivotal eSelling, Pivotal CustomerHub, Pivotal PartnerHub, Pivotal Customer Management System, PivotalWeb .NET, Pivotal Anywhere, PivotalLink, Pivotal Lifecycle Engine, Pivotal Intelligence Engine, Pivotal Interaction Engine, Pivotal SmartPortal, Pivotal eBusiness Builder,
Pivotal ToolKit, Pivotal OCX, Pivotal Transporter, Pivotal Training Wizards, Pivotal RPM, Pivotal Action Plans, Pivotal Agents, Pivotal Diagrams, LetterExpress, and Accelerating Demand Chain Networks are either trademarks or registered trademarks of Pivotal Corporation. All other trade names mentioned are trademarks and/or registered trademarks of their respective owners.


                          [photo image of Norm Francis]


PRESIDENT'S MESSAGE

Dear Shareholder,

Pivotal posted another strong quarter with revenue growth of 123% in our second quarter of fiscal 2001 compared to the same quarter in 2000. We continued to make good progress in growing our business and penetrating the enterprise market. During the quarter, we completed three acquisitions, announced a major initiative with Microsoft to sell our demand chain suite to the enterprise market and completed an equity offering that provided net proceeds of $50.9 million.

Financial Overview
------------------

Net revenues in the second quarter of fiscal 2001 increased to $25.7 million compared to $11.5 million in the second quarter of fiscal 2000. License revenues increased 104 percent to $16.3 million in the second quarter of fiscal 2001 compared to $8.0 million in the second quarter of fiscal 2000. Revenues from services and maintenance increased 167 percent to $9.4 million in the second quarter of fiscal 2001 compared to $3.5 million in the same quarter last fiscal year.

Net loss after amortization of goodwill and other acquired intangibles in the second quarter of fiscal 2001 was $5.0 million or $0.22 per share, compared to a net loss of $104,000 or $0.01 per share in the second quarter of fiscal 2000.

New customers that signed during the quarter included Farm Credit Services of America, American Medical Security, Inc., Atlas Copco Airpower N.V., Ericsson Canada Inc., ESRI GmbH, Industrial & Financial Systems AB (IFS AB), Minolta Austria GmbH, TradeSource Inc. and Asco Joucomatic SA.

Repeat purchases by customers continued at a strong pace this quarter. Syngenta AG, Data Return Corporation, Principal Financial Group, Allen Systems Group, Inc., Software Spectrum, Inc. and Informatica Corporation ordered additional Pivotal solutions.

Quarterly Highlights
--------------------

Corporate Expansion

Pivotal completed the acquisition of Project One Business Technologies Inc., which expands our solution offering to the healthcare industry, in October 2000. As a result, we gained complimentary solutions that include out-of-the-box applications appropriate for the healthcare sector and gained people with industry expertise who have already enabled Pivotal to more effectively penetrate the healthcare market.

In December 2000, we also acquired Software Spectrum CRM, Inc., a former subsidiary of Software Spectrum, Inc. With this acquisition Pivotal gained expertise in interaction management and in multi-channel call centers. The Software Spectrum CRM team brings Microsoft experience and expertise in the enterprise market and gives us an expanded presence in the Southwestern region of the U.S.

We continued to expand our international operations. Specifically, Pivotal established Nihon Pivotal K.K., a wholly owned subsidiary based in Tokyo. We also extended operations in Germany by adding sales executives and establishing an alliance with KPMG.

Strategic Alliances

Pivotal and Microsoft embarked on a joint three-year, multi-million dollar global business development initiative to accelerate the adoption of Pivotal solutions into Global 2000 companies. These solutions combine Microsoft .NET Enterprise Servers and Pivotal's XML-based enterprise applications and use the Internet as a global business platform to manage companies' demand chains. The joint Pivotal Microsoft initiative includes funding for a co-marketing program, solution centers to showcase the combined offering, a co-development lab, and Microsoft sales and service professionals trained on Pivotal solutions. We believe this combined solution suite is one of the most comprehensive for the Microsoft platform.

Pivotal launched two new hosting alliances with Datawest Solutions, Inc. and Interpath Communications Inc. Datawest is an Application Service Provider (ASP) that offers services and solutions for credit unions. Together, Pivotal and Datawest will provide solutions specifically designed for financial services companies. Interpath is a Pivotal Premier full-service enterprise ASP that offers customers an alternate method of deploying Pivotal solutions.

Pivotal and Yokogawa Electric Corporation, a Japanese technology leader, signed a strategic agreement to serve the Japanese market whereby Yokogawa sells, markets, implements, customizes and supports Pivotal solutions. These solutions enable Japanese companies to increase revenue and improve customer retention.

Management Updates

As a growing company, it is important to continually build our management team. Pivotal recently implemented several management appointments that will further our strategy to globalize our company and manage growth. The most significant appointment was of Vincent Mifsud to the newly created position of Chief Operating Officer (COO). As COO, Mr. Mifsud is responsible for Pivotal's worldwide operations including sales, marketing, professional services, finance and administration.

Our customers continue to validate our demand chain network strategy as they buy Pivotal's solution. Our integrated suite is a smart choice; it is fast to implement, agile, and cost-effective to maintain. We believe the key to Pivotal's success originates in our strategic global alliances and solid growth strategy.

/s/  Norm Francis
-----------------------------------
Norm Francis
President & Chief Executive Officer

Management Team:

Norman B. Francis, President and Chief Executive Officer
Keith R. Wales, Executive Vice President, Corporate Projects
Vincent Mifsud, Chief Operating Officer and Chief Financial Officer Robert Runge, Chief Marketing Officer
Kirk Herrington, Chief Technical Officer
Martin Palacios, Chief Information Officer

Directors:

Norman B. Francis, President and Chief Executive Officer, Pivotal Corporation Keith R. Wales, Executive Vice President, Corporate Projects, Pivotal
  Corporation
Jeremy A. Jaech, Vice President, Microsoft Corporation, Visio Division
Robert J. Louis, President, Ventures West Management Ltd.
Douglas J. Mackenzie, General Partner, Kleiner, Perkins Caufield & Byers Donald A. Mattrick, President, Electronic Arts Worldwide Studios
Steven M. Gordon, Former Senior VP Finance and Administration and
  CFO of Visio Corporation


                 [ten photo images aligned in two rows of five]

Corporate Offices:

Head Office - Canada
300-224 West Esplanade
North Vancouver, BC,V7M 3M6
Tel: (604) 988-9982
Fax: (604) 988-0035

USA
Plaza at Yarrow Bay
10210 NE Points Drive
Building 3, Suite 400
Kirkland, WA 98033
Tel: (425) 455-4230
Fax: (425) 455-3972

Europe
Wilson House
Fenian Street Dublin 2
Ireland
Tel: (353) 1 662-9333
Fax: (353) 1 662-9334

Asia Pacific
Level 11 Park West Building
6-12 Nishi-Shinjuku
Shinjuku,Tokyo 1630023
Tel: 81-3-5325-3018
Fax: 81-3-5325-3131

Transfer Agent:
CIBC Mellon
1066 West Hastings Street
Suite 1600
Vancouver, BC, V6E 3X1
Canada
Tel: (604) 688-4330
Fax: (604) 688-4301

Independent Auditors:
Deloitte & Touche LLP
P.O. Box 49279, Four Bentall Centre
2100-1055 Dunsmuir
Vancouver, BC, V7X 1P4
Canada
Tel: (604) 669-4466
Fax: (604) 669-4186

Legal Counsel:

Diane S. Malaher
Pivotal Corporation
300-224 West Esplanade
North Vancouver, BC, V7M 3M6
Canada
Tel: (604) 988-9982
Fax: (604) 983-6658

Dorsey & Whitney
1420 Fifth Avenue, Suite 400
Seattle, WA, 98101
USA
Tel: (206) 903-8800
Fax: (206) 903-8820

Borden Ladner Gervais LLP
1200 Waterfront Centre, 200 Burrard Street
Vancouver, BC, V7X 1T2
Canada
Tel: (604) 687-5744
Fax: (604) 687-1415

Investor Relations:
Pivotal Corporation
300-224 West Esplanade
North Vancouver, BC, V7M 3M6
Canada
Tel: (604) 988-9982
Fax: (604) 988-0035
Investor-relations@pivotal.com


www.pivotal.com
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